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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                FEBRUARY 1, 2005
                Date of Report (Date of Earliest Event Reported)


                      Lehman ABS Corporation, on behalf of:
           Corporate Bond-Backed Certificates, Series 1997-CHR-1 Trust




          Delaware                     001-31979               13-3447441
(State or Other Jurisdiction       (Commission File         (I.R.S. Employer
     of Incorporation)                  Number)             Identification No.)



                                                                  10019
                                                                (Zip Code)
745 7th Avenue
New York, New York
(Address of Principal Executive Offices)

                                 (212) 526-7000
                         (Registrant's Telephone Number,
                              Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities act
        (17 CRF 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
        (17 CFR 240.14a-12(b))

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-12(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))



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The Corporate Bond-Backed Certificates, Series 1997-CHR-1 Trust, which we refer to herein as the "Trust" was formed pursuant to the Standard Terms for Trust Agreements, dated as of February 28, 1996, as supplemented by the Series Supplement in respect of the Trust dated as of July 10, 1997.




Item 8.01.        OTHER EVENTS

On FEBRUARY 1, 2005, distributions were made to the holders of the certificates issued by the Trust. Specific information with respect to the distributions is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

DaimlerChrysler AG, the guarantor of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For information on the guarantor of the underlying securities please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under the guarantor's Exchange Act file number, 001-14561. The Commission maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, the guarantor of the underlying securities, or the underlying securities themselves, have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit was filed as part of this report:

         99.1 Trustee's Distribution Statement to the Corporate Bond-Backed Certificates, Series 1997-CHR-1 Trust for the period ending FEBRUARY 1, 2005.



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                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: FEBRUARY 1, 2005


                                        Lehman ABS Corporation

                                        By: /s/ Charles M. Weaver
                                        -------------------------
                                        Name: Charles M. Weaver
                                        Title: Vice President



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                                  EXHIBIT INDEX


Exhibit Number                    Description
--------------                    -----------

         99.1 Trustee's Distribution Statement to the Corporate Bond-Backed Certificates, Series 1997-CHR-1 Trust for the period ending FEBRUARY 1, 2005.



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